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Exhibit 24.1

TRANSOCEAN PARTNERS LLC

Power of Attorney

        WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a Form S-3 Registration Statement, together with all exhibits thereto, and all other documents in connection therewith, including any amendments thereto (the "Registration Statement");

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Garry Taylor and Raoul Dias, and each of them, any of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and any other Registration Statement (including any amendment thereto) for this offering, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 30th day of July 2015.

By:	/s/ GLYN A. BARKER
	Name:	GLYN A. BARKER

 TRANSOCEAN PARTNERS LLC

Power of Attorney

        WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a Form S-3 Registration Statement, together with all exhibits thereto, and all other documents in connection therewith, including any amendments thereto (the "Registration Statement");

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Garry Taylor and Raoul Dias, and each of them, any of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and any other Registration Statement (including any amendment thereto) for this offering, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 30th day of July 2015.

By:	/s/ MICHAEL D. LYNCH-BELL
	Name:	MICHAEL D. LYNCH-BELL

 TRANSOCEAN PARTNERS LLC

Power of Attorney

        WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a Form S-3 Registration Statement, together with all exhibits thereto, and all other documents in connection therewith, including any amendments thereto (the "Registration Statement");

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Garry Taylor and Raoul Dias, and each of them, any of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and any other Registration Statement (including any amendment thereto) for this offering, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 30th day of July 2015.

By:	/s/ SAMUEL MERKSAMER
	Name:	SAMUEL MERKSAMER

 TRANSOCEAN PARTNERS LLC

Power of Attorney

        WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a Form S-3 Registration Statement, together with all exhibits thereto, and all other documents in connection therewith, including any amendments thereto (the "Registration Statement");

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Garry Taylor and Raoul Dias, and each of them, any of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and any other Registration Statement (including any amendment thereto) for this offering, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 30th day of July 2015.

By:	/s/ MARK MEY
	Name:	MARK MEY

 TRANSOCEAN PARTNERS LLC

Power of Attorney

        WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a Form S-3 Registration Statement, together with all exhibits thereto, and all other documents in connection therewith, including any amendments thereto (the "Registration Statement");

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Garry Taylor and Raoul Dias, and each of them, any of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and any other Registration Statement (including any amendment thereto) for this offering, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 30th day of July 2015.

By:	/s/ JOHN K. PLAXTON
	Name:	JOHN K. PLAXTON

 TRANSOCEAN PARTNERS LLC

Power of Attorney

        WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a Form S-3 Registration Statement, together with all exhibits thereto, and all other documents in connection therewith, including any amendments thereto (the "Registration Statement");

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Garry Taylor and Raoul Dias, and each of them, any of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and any other Registration Statement (including any amendment thereto) for this offering, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 30th day of July 2015.

By:	/s/ NORMAN J. SZYDLOWSKI
	Name:	NORMAN J. SZYDLOWSKI

QuickLinks

  Exhibit 24.1
TRANSOCEAN PARTNERS LLC Power of Attorney
TRANSOCEAN PARTNERS LLC Power of Attorney
TRANSOCEAN PARTNERS LLC Power of Attorney
TRANSOCEAN PARTNERS LLC Power of Attorney
TRANSOCEAN PARTNERS LLC Power of Attorney
TRANSOCEAN PARTNERS LLC Power of Attorney